                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  FEBRUARY 27, 1998



                          BORLAND INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)


   DELAWARE                      33-80946                        94-2895440
(State or other          (Commission File Number)            (I.R.S. Employer
jurisdiction of                                             Identification No.)
incorporation or
organization)


           100 BORLAND WAY
       SCOTTS VALLEY, CALIFORNIA                               95066-3249
(Address of principal executive offices)                       (Zip Code)


      Registrant's telephone number, including area code:  (408) 431-1000

                                Not applicable.
                  -------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On February 27, 1998, Borland International, Inc. (the "Company") completed
its acquisition (the "Merger") of Visigenic Software, Inc. ("Visigenic").   To
effect the Merger, a wholly-owned subsidiary of the Company was merged with and into Visigenic, with Visigenic the surviving corporation in the Merger. The Merger will be recorded as a pooling of interests for accounting purposes.

     In the Merger, each outstanding share of common stock of Visigenic ("Visigenic Common Stock") was converted into the right to receive 0.81988 of a share of the common stock of the Company ("Company Common Stock"). All outstanding options to acquire Visigenic Common Stock were assumed by the Company and will be exercisable for shares of Company Common Stock based upon the same conversion ratio. The Company will issue approximately 12,118,060 shares of Company Common Stock in exchange for all outstanding shares of Visigenic Common Stock. In addition, the Company has reserved 2,527,287 additional shares of Company Common Stock for issuance upon the exercise of options to purchase Visigenic Common Stock assumed by the Company in the Merger.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. The financial statements required pursuant to Rule 3-05 of Regulation S-X were previously reported in the Company's Registration Statement on Form S-4, as filed with the Securities and Exchange Commission on January 27, 1998, and pursuant to General Instruction B.3 of Form 8-K are not additionally reported herein.

        (b) PRO FORMA FINANCIAL INFORMATION. The financial information required pursuant to Article 11 of Regulation S-X was previously reported in the Company's Registration Statement or Form S-4, as filed with the Securities and Exchange Commission on January 27, 1998, and pursuant to General Instruction B.3 of Form 8-K is not additionally reported herein.

        (c)     EXHIBITS.

Exhibit No.     Description
-----------     -----------

 2.1* Agreement and Plan of Merger, dated as of November 17, 1997, among Borland, Vixen Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Borland, and Visigenic Software, Inc.

99.1            Press release announcing completion of the Merger.

__________________________
* Filed as Exhibit 2.1 to the Company's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on January 27, 1998 and incorporated herein by reference.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Borland International,  Inc.



March 10, 1998                      By:  /s/ Kathleen M. Fisher
                                         ----------------------
                                          Kathleen M. Fisher,
                                          Vice President and Chief Financial
                                          Officer

                                 EXHIBIT INDEX



Exhibit No.     Description
-----------     -----------
 2.1*           Agreement and Plan of Merger, dated as of November 17, 1997, among Borland, Vixen Acquisition Corporation, a Delaware
                corporation and wholly-owned subsidiary of Borland, and Visigenic
                Software, Inc.

99.1            Press release announcing completion of the Merger.


_______________
* Filed as Exhibit 2.1 to the Company's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on January 27, 1998 and incorporated herein by reference.